Putnam
Tax-Free
High Yield
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Risk-averse investors became more adventuresome in recent months and began to retreat from the relative security of U.S. Treasury bonds. As prices on these and other taxable bonds declined, their yields rose. The exodus accelerated somewhat following Federal Reserve Board Chairman Alan Greenspan's comments in July that tighter monetary policy might help stave off inflation.

Since this shift in investor mood had a relatively mild impact on tax-exempt bonds, the result was a slight widening in the yield spread relative to taxable bonds. With the gap back around a more traditional 90% -- a modest retreat from earlier ratios of close to 100% -- municipal bonds are now considered to be at fair value.

In this investment climate, Putnam Tax-Free High Yield Fund's manager, Blake Anderson, continues to place heavy emphasis on maximizing current income while maintaining a portfolio as free of volatility as possible. Blake explains his strategies in the following review of your fund's performance during the fiscal year that ended on July 31, 1999.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 15, 1999



Report from the Fund Manager

Blake E. Anderson

The municipal bond market has come under pressure in the past few months -- primarily because of rising interest rates. Low supply and slightly higher demand provided more of a cushion for municipal bond prices, compared to taxable bonds, but the result was a dampening of performance over the 12 months ended July 31, 1999. However, our focus on higher quality and on strong call protection enabled Putnam Tax-Free High Yield Fund to keep producing attractive levels of tax-free income, the objective of your fund.

Total return for 12 months ended 7/31/99

     Class A         Class B          Class C          Class M
   NAV     POP     NAV     CDSC     NAV     CDSC     NAV     POP
-------------------------------------------------------------------
  2.25%   -2.62%  1.81%   -3.03%   1.35%    0.39%   2.01%   -1.30%
-------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.


* MUNICIPAL BOND PRICES LOWER BUT STILL ATTRACTIVE

The worldwide flight to quality that pushed down Treasury yields so dramatically last fall reversed itself completely as the new year began. In January, investors regained their appetite for higher-risk, higher-reward investments and began to sell their Treasury holdings. Municipal bonds sold off a bit too, although not to the same extent as Treasuries. At the end of the 1999 fiscal year, they were considered to be at fair value with yields roughly 90% of Treasury yields.

As interest rates climbed this year, municipal new-issue volume dropped, with supply falling 25% compared to last year's levels. On the demand side, cash flow into municipal bonds increased slightly, a by-product of a volatile stock market and investors' needs to rebalance their portfolios. The ensuing supply/demand relationship is positive for municipal bonds and should strengthen their resistance to rising interest rates.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care          25.6%

Transportation       14.3%

Utilities            13.2%

Housing               8.2%

Forest and
paper products        5.4%

Footnote reads:
*Based on net assets as of 7/31/99. Holdings will vary over time.


In January, the yield curve began to steepen, with long-term interest rates going up faster than short-term rates. The curve then flattened out in the second quarter, meaning there was little difference between short and long rates. In this environment, the fund has maintained a bulleted portfolio, concentrating its investments in intermediate bonds. This middle-of-the-yield-curve strategy underperformed at first but is now beginning to work well as the value in this maturity range becomes more evident.

As the period drew to a close, yield spreads between higher- and lower-grade municipal securities began to widen slightly. For the fund, this provided an opportunity to renew our emphasis on higher-income investments. Lower-rated securities are again beginning to compensate investors with higher yields in exchange for additional risk, and we are selectively adding them to the portfolio.

* CREDIT RESEARCH REMAINS A TOP PRIORITY

While interest-rate changes and adjustments in the yield curve certainly influence our investment strategy, its foundation has always been individual selection of securities and in-depth credit analysis. Generally speaking, opportunity comes from choosing bonds correctly not from overall sector performance or yield curve positioning. Security and credit research becomes even more important when we invest in lower-rated higher-yielding bonds. These can add tremendously to a fund's income level, but they also mean greater credit risk and require the most meticulous research efforts.


[GRAPHIC OMITTED: pie chart PORTFOLIO QUALITY OVERVIEW]

PORTFOLIO QUALITY OVERVIEW*

B and under -- 23.9%

Ba/BB -- 17.4%

Baa/BBB -- 15.7%

VMIG1/A-1 -- 0.3%

Aaa/AAA -- 33.9%

Aa/AA -- 6.0%

A -- 2.8%

Footnote reads:
*As a percentage of market value as of 7/31/99. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Security selection remains our primary strategy for improving the fund's income and total return. In selecting holdings in recent months, however, we have identified three industry sectors in which we feel taking on a bit more credit risk can have particularly rewarding results -- transportation, health care, and utilities.


"As the period drew to a close, yield spreads between higher- and lower-grade municipal securities began to widen slightly. For the fund, this provided an opportunity to renew our emphasis on higher-income investments."

 -- Blake E. Anderson, fund manager


The economy's strength continues to provide solid underpinnings for the transportation industry, especially airlines and airports, and many of these issuers enjoy broad market diversification. Their bonds, in turn, provide the fund with a generous flow of income.

In health care, despite concerns around year 2000 (Y2K) computer issues and changing Medicare and Medicaid reimbursement policies, positive trends toward cost containment and improved operating efficiency continue to provide opportunities.

In the utilities sector, while deregulation and restructuring are still in the early stages, diligent credit research has enabled us to identify some attractively valued bonds from issuers with low cost structures, positive business strategies, and adequate resources for recovering costs incurred during the era of regulation.

* MUNICIPAL BONDS STILL OFFER VALUE

By most historical measures of fixed-income value and of inflation, municipal bonds continue to offer an attractive rate of return. Real interest rates for taxable fixed-income securities are relatively high, given that inflation was 0% last year and is running at only 2% so far this year.

With the economy continuing to exhibit strength and the Fed's vow to preempt inflation, interest rates may move upward in the coming months. Accordingly we remain cautious, focused on minimizing the portfolio's volatility and enhancing the tax-exempt income stream.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free High Yield Fund is designed for investors seeking high current income free from federal income tax through investments primarily in high yield tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 7/31/99

                   Class A         Class B         Class C         Class M
(inception dates) (9/20/93)       (9/9/85)        (2/1/99)        (12/29/94)
                 NAV     POP     NAV     CDSC    NAV     CDSC    NAV      POP
-------------------------------------------------------------------------------
1 year           2.25%  -2.62%   1.81%  -3.03%   1.35%   0.39%   2.01%   -1.30%
-------------------------------------------------------------------------------
5 years         33.97   27.62   30.06   28.07   28.54   28.54   31.75    27.45
Annual average   6.02    5.00    5.40    5.07    5.15    5.15    5.67     4.97
-------------------------------------------------------------------------------
10 years        91.40   82.34   84.74   84.74   76.32   76.32   87.13    81.05
Annual average   6.71    6.19    6.33    6.33    5.84    5.84    6.47     6.12
-------------------------------------------------------------------------------
Life of fund   193.03  179.04  182.83  182.83  161.78  161.78  186.49   177.24
Annual average   8.05    7.67    7.77    7.77    7.17    7.17    7.87     7.62
-------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/99

                                   Lehman
                             Brothers Municipal                 Consumer
                                 Bond Index                    price index
-------------------------------------------------------------------------------
1 year                              2.88%                         2.14%
-------------------------------------------------------------------------------
5 years                            38.27                         12.33
Annual average                      6.70                          2.35
-------------------------------------------------------------------------------
10 years                          102.79                         34.00
Annual average                      7.33                          2.97
-------------------------------------------------------------------------------
Life of fund                      212.87                         54.35
Annual average                      8.54                          3.17
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class A and class M shares for periods prior to their inception are derived from the historical performance of class B shares, adjusted in the case of public offering price to reflect the initial sales charge currently applicable to each class, but have not been adjusted to reflect differences in expenses, which are lower for class A and M shares than for class B shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class B shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/89

                                 Lehman Brothers
               Fund's class B    Municipal Bond   Consumer price
Date               shares            Index            index

7/31/89            10,000            10,000           10,000
7/31/90            10,419            10,693           10,482
7/31/91            11,146            11,627           10,949
7/31/92            12,774            13,224           11,294
7/31/93            14,011            14,394           11,608
7/31/94            14,202            14,667           11,929
7/31/95            14,989            15,823           12,259
7/31/96            15,750            16,867           12,621
7/31/97            17,208            18,599           12,902
7/31/98            18,144            19,712           13,119
7/31/99           $18,474           $20,279          $13,400

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class C shares would have been valued at $17,632 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class A and class M shares would have been valued at $19,140 and $18,713 ($18,234 and $18,105 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/99

                                  Class A      Class B       Class C        Class M
----------------------------------------------------------------------------------------
Distributions (number)              12           12             6             12
----------------------------------------------------------------------------------------
Income                           $0.808538    $0.736325     $0.360296      $0.765117
----------------------------------------------------------------------------------------
Capital gains1                      --           --            --             --
----------------------------------------------------------------------------------------
  Total                          $0.808538    $0.736325     $0.360296      $0.765117
----------------------------------------------------------------------------------------
Share value:                   NAV      POP      NAV           NAV       NAV      POP
----------------------------------------------------------------------------------------
7/31/98                       $14.61   $15.34   $14.62         --       $14.61   $15.10
----------------------------------------------------------------------------------------
2/1/99*                           --       --       --     $14.73           --       --
----------------------------------------------------------------------------------------
7/31/99                        14.13    14.83    14.15      14.13        14.14    14.61
----------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------
Current dividend rate2          5.68%    5.41%    5.18%      4.86%        5.39%    5.22%
----------------------------------------------------------------------------------------
Taxable equivalent3             9.40     8.96     8.58       8.05         8.92     8.64
----------------------------------------------------------------------------------------
Current 30-day SEC yield4       5.10     4.85     4.60       4.16         4.79     4.63
----------------------------------------------------------------------------------------
Taxable equivalent3             8.44     8.03     7.62       6.89         7.93     7.67
----------------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes.
 For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

*Inception date of class C shares.





TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                   Class A         Class B          Class C          Class M
(inception dates) (9/20/93)        (9/9/85)         (2/1/99)        (12/29/94)
                 NAV     POP      NAV    CDSC      NAV    CDSC     NAV      POP
--------------------------------------------------------------------------------
1 year          2.17%   -2.68%   1.65%   -3.18%   1.22%   0.26%   1.86%   -1.43%
--------------------------------------------------------------------------------
5 years        35.80    29.38   31.80    29.80   30.26   30.26   33.40    29.10
Annual average  6.31     5.29    5.68     5.36    5.43    5.43    5.93     5.24
--------------------------------------------------------------------------------
10 years       92.53    83.37   85.88    85.88   77.38   77.38   88.13    82.01
Annual average  6.77     6.25    6.40     6.40    5.90    5.90    6.52     6.17
--------------------------------------------------------------------------------
Life of fund  192.44   178.48  182.38   182.38  161.29  161.29  185.78   176.56
Annual average  8.09     7.70    7.81     7.81    7.21    7.21    7.91     7.65
--------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



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A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended July 31, 1999

To the Trustees and Shareholders of
Putnam Tax-Free High Yield Fund
(a series of Putnam Tax-Free Income Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free High Yield Fund (the "fund") at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 1999





The fund's portfolio
July 31, 1999


KEY TO ABBREVIATIONS
AMBAC            -- AMBAC Indemnity Corporation
COP              -- Certificate of Participation
FGIC             -- Financial Guaranty Insurance Company
FHA Insd.        -- Federal Housing Administration Insured
FNMA Coll.       -- Federal National Mortgage Association Collateralized
FRB              -- Floating Rate Bonds
FSA              -- Financial Security Assurance
GNMA Coll.       -- Government National Mortgage Association Collateralized
G.O. Bonds       -- General Obligation Bonds
IFB              -- Inverse Floating Rate Bonds
IF COP           -- Inverse Floating Rate Certificate of Participation
MBIA             -- Municipal Bond Investors Assurance Corporation
PSFG             -- Permanent School Fund Guaranteed
TRAN             -- Tax Revenue Anticipation Notes
U.S. Govt. Coll. -- U.S. Government Collateralized
VRDN             -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (1.3%)
--------------------------------------------------------------------------------------------------------------------------
        $ 5,000,000  Anniston, Indl. Dev. Rev. Bonds (Hoover Group Inc.),
                       8 1/2s, 9/1/10                                                           B/P         $    5,487,500
          3,500,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth. Rev.
                       Bonds, 5 3/4s, 4/1/27                                                    Baa3             3,425,625
         10,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                       5.7s, 5/1/19                                                             BBB-             9,825,000
          2,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                       7 7/8s, 5/1/19                                                           BBB-/P           2,277,500
          3,750,000  Jefferson Cnty., Swr. Rev. Bond (Rites-PA), Ser. 487-R
                       FRB, 8.2s, 2/1/38 (acquired 3/23/99,
                       cost $4,290,150) (RES)                                                   AAA              3,895,313
                                                                                                            --------------
                                                                                                                24,910,938

Alaska (1.3%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  AK Hsg. Fin. Auth. IFB, 8s, 12/1/19 (acquired 3/3/98,
                       cost $11,113,800) (RES)                                                  AAA/P           10,712,500
                     AK State Hsg. Fin. Corp. Rev. Bonds
          3,265,000    7.7s, 12/1/35 (acquired 10/22/97,
                       cost $3,473,960) (RES)                                                   AA/P             3,399,681
         11,870,000    Ser. A, 5.55s, 6/1/34 (acquired 11/26/97,
                       cost $12,018,375) (RES)                                                  Aaa             11,706,788
                                                                                                            --------------
                                                                                                                25,818,969

Arizona (0.9%)
--------------------------------------------------------------------------------------------------------------------------
        $ 5,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control
                       Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. B,
                       5 7/8s, 3/1/33                                                           B2               4,793,750
          6,000,000  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                       (America West Airlines), 6 1/4s, 6/1/19                                  B1               5,872,500
          3,625,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds (Casa Grande
                       Regl. Med. Ctr.), Ser. B, 8 1/8s, 12/1/22                                B/P              3,815,313
          2,300,000  Scottsdale, Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                       (Westminster Village), Ser. A, 8s, 6/1/11                                BB-/P            2,518,500
                                                                                                            --------------
                                                                                                                17,000,063

Arkansas (1.0%)
--------------------------------------------------------------------------------------------------------------------------
                     Northwest Regl. Apt. Auth. Rev. Bonds
         14,500,000    7 5/8s, 2/1/27                                                           BB-/P           16,656,875
          3,000,000    7s, 2/1/10                                                               BB-/P            3,225,000
                                                                                                            --------------
                                                                                                                19,881,875

California (10.6%)
--------------------------------------------------------------------------------------------------------------------------
                     ABAG Fin. Auth. COP (American
                       Baptist Homes), Ser. A
          7,000,000    5.85s, 10/1/27                                                           BBB              7,043,750
          3,000,000    5 3/4s, 10/1/17                                                          BBB              3,018,750
                     Anaheim, Pub. Fin. Auth. Lease Rev. Bonds,
                       Ser. C, FSA
          3,025,000    6s, 9/1/14                                                               Aaa              3,308,594
          3,000,000    6s, 9/1/13                                                               Aaa              3,285,000
          4,000,000    6s, 9/1/11 (SEG)                                                         Aaa              4,375,000
          5,000,000  CA Poll. Control Fin. Auth. Rev. Bonds
                       (Laidlaw Environmental), Ser. A, 6.7s, 7/1/07                            B/P              5,231,250
         13,700,000  CA State G.O. Bonds, 6 1/2s, 2/1/08                                        AA-             15,481,000
          6,500,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              5,980,000
          2,800,000  Colton, Comnty. Fac. Dist. Special Tax Bonds
                       (MT. Vernon Corridor), 7 1/2s, 9/1/20                                    B/P              2,684,500
          8,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                       7/1/20 (acquired from 10/23/92 to 5/29/97,
                       cost $8,225,000) (RES)                                                   B-/P             8,000,000
          7,500,000  Foothill/Eastern CA, Corridor Agcy. Toll Road
                       Rev. Bonds, 1/15/20                                                      BBB-             4,228,125
                     Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev. Bonds
          5,700,000    (Air Canada), 8 3/4s, 10/1/14                                            Ba3              6,448,125
          5,070,000    (United Airlines, Inc.), 6 7/8s, 11/15/12                                Baa3             5,431,238
          5,000,000  Los Angeles, Wastewater Syst. IFB, FGIC, 7.566s,
                       11/1/06 (acquired 11/8/93, cost $5,417,200) (RES)                        Aaa              5,493,750
                     Redondo Beach, Redev. Agcy. Multi-Fam. Hsg.
                       Rev. Bonds (Heritage Point)
          3,115,000    Ser. B, 8 1/2s, 8/1/23                                                   BBB/P            3,266,856
          5,100,000    Ser. A, 6 1/2s, 9/1/23                                                   BBB/P            5,310,375
          5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                       MBIA, 6 1/2s, 8/1/17                                                     Aaa              5,700,000
         21,000,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                       cost $22,664,040) (RES)                                                  AAA/P           26,250,000
         10,000,000  San Diego, Regl. Bldg. Auth. Lease COP, MBIA,
                       6.9s, 5/1/23                                                             Aaa             10,300,000
         10,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                       8 3/8s, 7/1/29 (acquired 7/28/97,
                       cost $10,000,000) (RES)                                                  B-/P            10,000,000
         10,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                       (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                             B+/P             9,750,000
          9,650,000  Southern CA Pub. Pwr. Auth. IFB (Transmission),
                       8.773s, 7/1/12                                                           Aa3             10,602,937
         19,100,000  Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26                       BB+/P           20,819,000
         10,500,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BBB-            11,103,750
                     Valley Hlth. Syst. Hosp. Rev. Bonds
          1,500,000    6 1/2s, 5/15/25                                                          BBB-             1,573,125
          3,000,000    Ser. A, 6 1/2s, 5/15/15                                                  BBB-             3,161,250
          6,000,000  Ventura, Port. Dist. COP, 6 3/8s, 8/1/28                                   B/P              5,820,000
                                                                                                            --------------
                                                                                                               203,666,375

Colorado (6.0%)
--------------------------------------------------------------------------------------------------------------------------
         13,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy. Rev.
                       Bonds, Ser. E-470, 7s, 8/31/26                                           Aaa             15,015,000
                     CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.)
         10,000,000    8 3/8s, 12/1/26                                                          B/P             11,600,000
          5,000,000    8.3s, 12/1/17                                                            B/P              5,793,750
          9,500,000  CO Hsg. Fin. Auth. Rev. Bonds, Ser. Ser. C-3, FHA
                       Insd., 5.7s, 10/1/21                                                     AA+              9,345,625
                     Denver, City & Cnty. Arpt. Rev. Bonds
         17,925,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1            19,650,281
          6,475,000    Ser. A, 8 3/4s, 11/15/23, prerefunded                                    Aaa              7,227,719
          7,355,000    Ser. A, MBIA, 8 3/4s, 11/15/23                                           Aaa              8,191,631
          2,645,000    Ser. A, MBIA, 8 3/4s, 11/15/23, prerefunded                              Aaa              2,952,481
         11,650,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           Aaa             12,494,625
          1,100,000    Ser. A, MBIA, 8 1/2s, 11/15/23, prerefunded                              Aaa              1,183,875
          8,000,000    Ser. D, MBIA, 7 3/4s, 11/15/13                                           Aaa              9,980,000
          3,915,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA              4,345,650
          6,350,000  Douglas Cnty., School Distr. G.O. Bonds
                       (North Regl. 1, Douglas & Elebert Cntys.),
                       MBIA, 7s, 12/15/12                                                       Aaa              7,532,688
                                                                                                            --------------
                                                                                                               115,313,325

Connecticut (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,275,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                       (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                         AAA/P            7,161,344
                     CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          4,944,567    Ser. A, 7 3/4s, 11/1/17                                                  CCC/P            4,833,314
            457,428    Ser. B, zero %, 3/1/21                                                   CCC/P               86,911
          5,500,000  CT State Hlth. & Edl. Fac. Auth. IFB (Yale U.),
                       9.09s, 6/10/30                                                           Aaa              5,995,000
          6,500,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Edgehill), Ser. A, 6 7/8s, 7/1/27                                       BB-/P            6,857,500
                                                                                                            --------------
                                                                                                                24,934,069

District of Columbia (3.9%)
--------------------------------------------------------------------------------------------------------------------------
                     DC G.O. Bonds
         17,000,000    Ser. A, 6 3/8s, 6/1/26                                                   AAA             18,955,000
         10,000,000    Ser. A, 6s, 6/1/26                                                       BBB             10,350,000
          7,220,000    Ser. B, MBIA, 6s, 6/1/12                                                 Aaa              7,743,450
         10,000,000    Ser. B, MBIA, 6s, 6/1/11                                                 Aaa             10,687,500
                     DC Rev. Bonds (National Public Radio)
          4,400,000    7.7s, 1/1/23                                                             BB+/P            4,834,500
          2,500,000    7 5/8s, 1/1/18                                                           BB+/P            2,740,625
         18,630,000  DC Rev. Bonds COP, 7.3s, 1/1/13                                            BBB-            20,399,850
                                                                                                            --------------
                                                                                                                75,710,925

Florida (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          9,260,000  Brevard Cnty., Hlth. Auth. Rev. Bonds (Courtenay
                       Springs Village), 7 3/4s, 11/15/24                                       AAA/P           10,834,200
          5,180,000  FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/11
                       (acquired 9/2/98, cost $6,687,794) (RES)                                 AAA/P            6,041,175
         24,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                       Stone Co.), 8 1/2s, 12/1/14                                              B+/P            27,180,000
          5,970,000  Hillsborough Cnty., Aviation Auth. Special Purpose
                       Fac. Rev. Bonds (U.S. Air Inc.), 8.6s, 1/15/22                           B1               6,537,150
          1,050,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                       (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                                    B/P              1,067,903
          3,895,000  Palm Beach Cnty., Student Hsg. Rev. Bonds
                       (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                          B-/P             3,797,625
                     Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                       (FL Terminals Inc.), Ser. A
          3,125,000    7 3/4s, 5/1/21                                                           BB/P             3,398,437
          2,880,000    7 1/2s, 5/1/15                                                           BB/P             3,106,800
          4,000,000  Volusia Cnty., Edl. Fac. Auth. Rev. Bonds
                       (Embry Riddle), Ser. B, AMBAC, 5 1/2s, 10/15/14                          AAA/P            4,030,000
                                                                                                            --------------
                                                                                                                65,993,290

Georgia (4.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,100,000  Cobb Cnty., Dev. Auth. Indl. Dev. Rev. Bonds
                       (Boise Cascade Corp.), 7s, 9/1/14                                        Baa3             5,495,250
                     De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                       (Briarcliff Park Apts.),
          8,000,000    Ser. B, 10s, 4/1/17                                                      AAA              9,390,000
          5,900,000    Ser. A, 7 1/2s, 4/1/17                                                   AAA              6,490,000
          9,500,000  Forsyth Cnty., Dev. Auth. Indl. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 12/1/05                                     B/P             10,758,750
          6,000,000  Forsyth Cnty., Hosp. Auth. Rev. Bonds
                       (GA Baptist Hlth. Care Syst.), 6 3/8s, 10/1/28                           B/P              5,880,000
          3,700,000  Fulton Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                       (Holcombs Landing Apts), 3 1/4s, 8/1/26                                  A-1              3,700,000
          9,200,000  GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. B, FSA,
                       6 3/8s, 1/1/16                                                           Aaa             10,223,500
                     Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                       Rev. Bonds (Visay Paper Inc.)
          5,875,000    7 1/2s, 1/1/26                                                           BB/P             6,168,750
         13,820,000    7.4s, 1/1/16                                                             BB/P            14,511,000
          3,160,000  Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds
                       (Stone Container Corp.), 8 1/8s, 7/1/15                                  B/P              3,555,000
                                                                                                            --------------
                                                                                                                76,172,250

Hawaii (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     HI State G.O. Bonds
          8,330,000    Ser. CM, FGIC, 6 1/2s, 12/1/16                                           Aaa              9,485,781
          5,330,000    Ser. C, FGIC, 6 1/2s, 12/1/15                                            Aaa              6,069,538
          5,000,000    Ser. C, FGIC, 6 1/2s, 12/1/14                                            Aaa              5,687,500
                                                                                                            --------------
                                                                                                                21,242,819

Illinois (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Chicago, Gas Supply Rev. Bonds (Peoples Gas & Lt.),
                       Ser. A, 6 7/8s, 3/1/15                                                   Aa3              5,387,500
          2,035,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             2,192,713
          3,000,000  East Chicago, Ind. Exempt Fac Rev. Bonds
                       (Ispat Inland, Inc.), 7s, 1/1/14                                         B1               2,947,500
          4,053,000  Huntley, Special Tax Bonds, Ser. A., 6.45s, 3/1/28                         BB/P             4,022,603
                     IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          5,000,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                       4/15/19 (acquired 5/10/90, cost $4,777,700) (RES)
                       (In default) (NON)                                                       D/P              3,850,000
          1,140,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                           Baa1             1,283,925
                     IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
          1,805,000    8 1/4s, 8/1/12 (acquired 8/4/92, cost $1,805,000) (RES)                  BB/P             1,744,081
          2,450,000    Ser. A, 7 7/8s, 7/1/20                                                   BB/P             2,897,125
          4,670,000    Ser. A, 7 7/8s, 7/1/20, prerefunded                                      AAA/P            5,510,600
          3,065,000    Ser. A, 7 1/2s, 3/1/14                                                   BB/P             3,459,619
            735,000    Ser. A, 7 1/4s, 3/1/04                                                   BB/P               784,612
                     IL Hlth. Fac. Auth. Rev. Bonds
          5,860,000    (Victor C. Neumann Associates), 7 1/4s, 7/1/18                           B/P              5,757,450
          3,000,000    (Glen Oaks Med. Ctr.), Ser. B, 7s, 11/15/19                              AAA              3,315,000
          3,000,000    (Hinsdale Hosp.), Ser. A, 7s, 11/15/19                                   Baa1             3,315,000
          5,000,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                        AAA              5,912,500
          5,170,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                                Baa1             6,113,525
                                                                                                            --------------
                                                                                                                58,493,753

Indiana (2.1%)
--------------------------------------------------------------------------------------------------------------------------
                     East Chicago, Poll. Control Rev. Bonds
                       (Inland Steel Co.)
        $12,000,000    7 1/8s, 6/1/07                                                           B1              12,420,000
         14,295,000    6.8s, 6/1/13                                                             BB              14,366,475
          8,200,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             7,718,250
          4,500,000  Plainfield Indl. Econ. Dev. Rev. Bonds
                       (Earl M. Jorgensen Co.), 8 1/2s, 9/1/04                                  B-/P             4,843,125
          1,630,149  Westfield, Econ. Dev. Rev. Bonds (Westfield Village
                       Hlth. Care Ctr.), FHA Insd., 12s, 5/15/14                                AAA/P            1,688,509
                                                                                                            --------------
                                                                                                                41,036,359

Iowa (1.6%)
--------------------------------------------------------------------------------------------------------------------------
                     IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives)
         22,000,000    9 1/4s, 7/1/25                                                           BB/P            29,012,500
          1,415,000    9.15s, 7/1/09                                                            BB/P             1,784,669
            210,000  Marion Cnty., 1st Mtge. Rev. Bonds
                       (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                               B-/P               217,050
                                                                                                            --------------
                                                                                                                31,014,219

Kentucky (0.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Jefferson Cnty., Hosp. IFB, MBIA
          3,500,000    9.242s, 10/23/14                                                         Aaa              3,933,125
          1,500,000    6.436s, 10/23/14                                                         Aaa              1,743,750
          1,235,000  Lexington-Fayette Cnty., Urban Govt. 1st Mtge. Rev.
                       Bonds (AHF/Kentucky Iowa, Inc.), 10 1/4s, 1/1/20                         B-/P             1,276,459
                                                                                                            --------------
                                                                                                                 6,953,334

Louisiana (4.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,900,000  Beauregard, Parish Rev. Bonds (Boise
                       Cascade Corp.), 7 3/4s, 6/1/21                                           Baa3             3,081,250
          8,050,000  Hodge, Combined Util. Rev. Bonds (Stone
                       Container Corp.), 9s, 3/1/10                                             B/P              8,356,222
          7,000,000  LA Hlth. Ed. Auth. Rev. Bonds (Lambert House),
                       Ser. A, 6.2s, 1/1/28                                                     B/P              6,763,750
          2,000,000  LA Pub. Fac. Auth. 1st Mtge. Rev. Bonds
                       (St. James Place), 10s, 11/1/21                                          B-/P             2,202,500
         20,500,000  Lake Charles, Harbor & Term. Dist. Port Fac. Rev.
                       Bonds (Trunkline Co.), 7 3/4s, 8/15/22                                   A3              22,780,625
          7,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  CC               6,982,500
          6,500,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (LA Pwr. & Lt. Co.), 8s, 12/1/14                                         Baa3             6,752,590
                     St. James Parish, Solid Waste Disp. Rev. Bonds
                       (Kaiser Aluminum)
          9,000,000    7 3/4s, 8/1/22                                                           B-/P             9,697,500
         19,000,000    7.7s, 12/1/14                                                            Ba1             20,520,000
          6,000,000  W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.), 8s, 12/1/24                                     Ba1              6,176,280
                                                                                                            --------------
                                                                                                                93,313,217

Maryland (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                       Rehab. Ctr.), 9s, 4/1/20                                                 B/P              2,784,375

Massachusetts (6.8%)
--------------------------------------------------------------------------------------------------------------------------
          3,705,000  Agawam, Res. Recvy. Rev. Bonds (Springfield
                       Res. Recvy.), 8 1/2s, 12/1/08                                            BBB-             3,742,050
          6,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba1              5,812,500
                     MA State Dev. Fin. Agcy. Rev. Bonds
          4,210,000    (Alden Place), 6 3/4s, 7/1/30                                            B/P              4,067,913
          6,110,000    (Merrimack Place), 6 3/4s, 7/1/30                                        B/P              5,903,788
          9,665,000  MA State G.O. Bonds, Ser. 35, FRB 9.52s, 11/1/11
                       (acquired 8/13/98, cost $11,993,298) (RES)                               Aa3             11,211,400
                     MA State Hlth. & Edl. Fac. Auth. IFB
          5,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 10.17s, 8/12/21                      Aaa              5,600,000
          5,600,000    (Boston U.), Ser. L, MBIA, 9.289s, 7/1/25                                Aaa              6,160,000
          2,000,000    (Beth Israel-Deaconess Hosp.), AMBAC,
                       8.46s, 10/1/31                                                           Aaa              2,242,500
          3,325,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Ba1              3,582,687
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          4,000,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            4,405,000
         30,635,000    Ser. A, 9s, 7/1/15                                                       BB-/P           33,660,206
                     MA State Indl. Fin. Agcy. Rev. Bonds
          1,700,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14                        B/P              1,760,554
          5,700,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14                        B/P              5,903,034
          8,800,000    (Orchard Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                       AAA/P           10,087,000
          2,295,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,469,994
          3,000,000    (Emerson College), 8 1/4s, 1/1/17                                        BBB-/P           3,326,250
          5,000,000    (Evanswood Bethzatha Corp.), 8s, 1/15/27                                 B/P              5,218,750
          3,500,000    (1st Mtge. Evanswood Bethzatha-A),
                       7 7/8s, 1/15/20                                                          B/P              3,727,500
          2,065,000    (Sr. Living Fac. Forge Hill), 7s, 4/1/17                                 B/P              2,026,281
          5,000,000  MA State Special Oblig. Rev. Bonds, Ser. A,
                       5 3/8s, 6/1/11                                                           AA               5,131,250
          3,880,000  Worcester Mtge. Rev. Bonds (Briarwood Issue),
                       9 1/4s, 12/1/22                                                          BB-/P            4,374,700
                                                                                                            --------------
                                                                                                               130,413,357

Michigan (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,495,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                       (Glacier Hills Inc.), 8 3/8s, 1/15/19 (SEG)                              B+/P             2,555,778
         19,940,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P          23,429,500
          4,100,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                       Bonds, Ser. A, 5 1/2s, 5/1/21                                            A2               3,910,375
                     Garden City, Hosp. Fin. Auth. Rev. Bonds
          3,000,000    (Garden City Hosp.), Ser. A, 5 3/4s, 9/1/17                              BBB-/P           2,898,750
          3,000,000    (Garden City Hosp. OB Group), Ser. A,
                       5 5/8s, 9/1/10                                                           BBB-/P           2,921,250
          3,435,000  MI State Hosp. Fin. Auth. Rev. Bonds
                       (Garden City Hosp.), 8.3s, 9/1/02                                        Ba3              3,726,975
          7,500,000  MI State Strategic Fund Ltd. Oblig. IFB, 9.496s,
                       9/1/25 (acquired 3/9/98, cost $9,018,750) (RES)                          Aaa              8,653,125
          5,600,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              5,953,864
          7,500,000  MI State Strategic Fund Resource Recvy. Ltd. Oblig.
                       Rev. Bonds (Central Wayne Energy Rec.),
                       Ser. A, 7s, 7/1/27                                                       B/P              7,387,500
         26,955,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P            28,482,809
          5,600,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth.), 6s, 1/1/39 (acquired 12/31/98,
                       cost $5,825,760) (RES)                                                   B-/P             5,208,000
          4,000,000  Wayne Charter Cnty., Special Arpt. Facs. Rev. Bonds
                       (Northwest Airlines), 6s, 12/1/29                                        BB+/P            3,960,000
                                                                                                            --------------
                                                                                                                99,087,926

Minnesota (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,850,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                       Biomedical, Inc.), 10 1/4s, 9/1/20                                       BB/P             3,058,364
          5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                       7.2s, 10/1/24                                                            BBB-             5,456,250
          2,200,000  Minneapolis Rev. Bonds (Walker Methodist Sr. Svcs.),
                       Ser. A, 6s, 11/15/28                                                     BBB/P            2,134,000
          6,415,000  Minneapolis, Single Family Rev. Bonds (Phase V),
                       FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                                  Aaa              6,623,488
          3,200,000  Shakopee Multi-Fam. Adj. Rate Rev. Bonds
                       (Riva Ridge Apts.), 8 1/2s, 12/1/08                                      B-/P             3,200,000
                                                                                                            --------------
                                                                                                                20,472,102

Montana (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         13,850,000  MT State Hlth. Fac. Auth. Hosp. Fac. IFB, AMBAC,
                       6.448s, 2/25/25                                                          Aaa             12,949,750

Nebraska (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Kearney, Indl. Dev. Rev. Bonds (Great Platte
                       River Road), 6 3/4s, 1/1/28                                              B/P              4,287,500
          2,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA,
                       9.234s, 11/15/16                                                         Aaa              2,250,000
         12,100,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. D, GNMA Coll., 8.881s, 3/1/26                                       Aaa             12,447,875
                                                                                                            --------------
                                                                                                                18,985,375

New Hampshire (3.0%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,765,000    (Havenwood-Heritage Heights), U. S. Govt. Coll.,
                       9 3/4s, 12/1/19                                                          AAA/P            2,902,006
          2,325,000    (Franklin Regl. Hosp.), 8 3/4s, 9/1/19                                   BBB/P            2,518,463
          9,000,000    (1st Mtge.- Rivermead Peterborough),
                       8 1/2s, 7/1/24                                                           AAA             10,710,000
          5,900,000    (Havenwood-Heritage Heights), 7.35s, 1/1/18                              BB/P             6,445,750
          3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              AAA              2,831,250
          4,100,000    (Lakes Region Hosp.), 5 3/4s, 1/1/08                                     A-/P             4,171,750
          9,200,000  NH State Bus. Fin. Auth. Poll. Control & Solid Waste
                       Rev. Bonds (Crown Paper Co.), 7 3/4s, 1/1/22                             B                9,027,500
         12,000,000  NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                       (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                      BBB-            11,895,000
                     NH State Bus. Fin. Auth. Rev. Bonds
          4,000,000    (Franklin Regl. Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                   BBB/P            3,855,000
          3,550,000    (Proctor Academy), Ser. A, 5.6s, 6/1/28                                  Baa2             3,416,875
                                                                                                            --------------
                                                                                                                57,773,594

New Jersey (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Camden Cnty., Impt. Auth. Rev. Bonds, 8.4s, 4/1/24
                       (acquired 4/12/94, cost $5,000,000) (RES)                                B/P              5,475,000
          5,250,000  NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                       (Meridian Assisted Living), 6 3/4s, 8/1/30                               B/P              5,125,313
                     NJ Econ. Dev. Auth. Rev. Bonds
          7,000,000    (Winchester Gardens), Ser. A, 8 5/8s, 11/1/25                            B/P              7,901,250
         12,000,000    (Newark Arpt. Marriot Hotel), 7s, 10/1/14                                BBB/P           13,185,000
          4,780,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              5,047,776
          4,000,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I,
                       9.242s, 11/1/07 (acquired from 2/11/93 to
                       8/24/95, cost $4,143,120) (RES)                                          A+               4,360,000
         10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                       (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                            Aaa             11,312,500
          5,905,000  NJ Wastewtr. Treatment Rev. Bonds
                       (Wastewtr. Treatment), Ser. C, 6 7/8s, 6/15/08                           Aa2              6,768,606
          4,000,000  Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                       8.841s, 10/1/29 (acquired 10/28/94,
                       cost $3,785,680) (RES)                                                   Aaa              4,725,000
                                                                                                            --------------
                                                                                                                63,900,445

New Mexico (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Farmington, Poll. Control Rev. Bonds (Tucson
                       Elec. Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20                         B2               9,742,500

New York (9.0%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  Colonie, Indl. Dev. Agcy. Rev. Bonds (Cap.
                       Compost & Waste), Ser. A, 6 3/4s, 6/1/21                                 B/P              3,289,500
          7,000,000  Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                       (Episcopal Church Home), Ser. A, 6s, 2/1/28                              B+/P             6,833,750
         13,640,000  Metropolitan Trans. Auth. Fac. Rev. Bonds, Ser. A,
                       MBIA, 6 1/4s, 4/1/12                                                     Aaa             15,123,350
                     Metropolitan Trans. Auth. Svcs. Contract
                       Fac. Rev. Bonds
          4,000,000    (Commuter Fac.), Ser. O, 5 3/4s, 7/1/13                                  Baa1             4,195,000
          8,250,000    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                    Baa1             8,652,188
                     NY City, Indl. Dev. Agcy. Rev. Bonds
          1,000,000    (Visy Paper Inc.), 7.95s, 1/1/28                                         B/P              1,086,250
          9,000,000    (Paper Inc.), 7.8s, 1/1/16                                               B/P              9,753,750
          4,000,000    (Field Hotel Assoc.), 6s, 11/1/28                                        B/P              3,895,000
          1,800,000  NY City, Indl. Dev. Agcy. VRDN (American
                       Civil Liberties), 2.95s, 6/1/12                                          VMIG1            1,800,000
          5,000,000  NY City, Muni. Assistance Corp. IFB, Ser. 337B, 8.2s,
                       7/1/08 (acquired 3/19/98, cost $6,225,100) (RES)                         AA               5,793,750
          5,000,000  NY City, Muni. Assistance Corp. Rev. Bonds
                       (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                       cost $6,169,900) (RES)                                                   AA               5,781,250
          6,280,000  NY City, Rev. Bonds, 6s, 8/1/06 (acquired 9/12/97,
                       cost $7,384,526) (RES)                                                   BBB+             7,261,250
         10,750,000  NY State Dorm. Auth. IFB, MBIA, 7.45s, 7/1/13
                       (acquired 10/22/97, cost $12,362,500) (RES)                              AAA/P           11,999,688
          7,200,000  NY State Dorm. Auth. Rev. Bonds (State Ed. Fac.),
                       Ser. A, FGIC, 5 7/8s, 5/15/11                                            AAA              7,713,000
          8,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       IFB, FGIC, 8.671s, 7/1/29 (acquired 12/19/94,
                       cost $8,353,120) (RES)                                                   Aaa              9,980,000
          5,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                        A-               4,781,250
         11,185,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                       cost $13,449,962) (RES)                                                  Aaa             13,100,431
         12,590,000  NY State G.O. Bonds, 6s, 3/1/07                                            A2              13,628,675
          5,500,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                       Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                                Aaa              6,132,500
          9,750,000  NY State Pwr. Auth. Rev. Bonds, Ser. Z,
                       6 1/2s, 1/1/19                                                           Aa2             10,456,875
          7,000,000  NY State Urban Dev. Corp. Rev. Bonds,
                       7 1/2s, 4/1/20                                                           Aaa              7,525,000
          5,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B/P              5,093,750
          7,000,000  Port Auth. NY & NJ Rev. Bonds (Delta Airlines, Inc.),
                       Ser. 1R, 6.95s, 6/1/08                                                   Baa3             7,463,750
          3,000,000  Port Auth. NY & NJ Rev. Bonds Cons., Ser. 78,
                       MBIA, 4 3/4s, 1/1/24                                                     Aaa              2,681,250
                                                                                                            --------------
                                                                                                               174,021,207

North Carolina (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. B
          4,000,000    MBIA, 7s, 1/1/08                                                         Aaa              4,580,000
         14,940,000    MBIA, 6 1/8s, 1/1/09                                                     Aaa             16,340,625
          7,500,000  NC Muni. Pwr. Agcy. Rev. Bonds (No. 1,
                       Catawba Elec.), MBIA, 6s, 1/1/11                                         Aaa              8,165,625
                                                                                                            --------------
                                                                                                                29,086,250

Ohio (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          6,150,000  OH State Solid Waste Rev. Bonds, 8 1/2s,
                       8/1/22 (CSC Ltd.)                                                        B-/P             6,342,188

Oklahoma (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                       (Doane Products Co.), 6 1/4s, 7/15/23                                    B+/P             2,820,000
          4,250,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                       Healthcare), Ser. A, 5 5/8s, 8/15/29                                     BBB+             3,973,750
          6,000,000  Ottawa Cnty., Fin. Auth. Indl. Rev. Bonds
                       (Doane Prods Co.), 7 1/4s, 6/1/17                                        B+/P             6,382,500
          6,475,000  Tulsa, Indl. Auth. Rev. Bonds (U. of Tulsa), Ser. A,
                       MBIA, 6s, 10/1/11                                                        Aaa              7,154,875
                                                                                                            --------------
                                                                                                                20,331,125

Oregon (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         15,000,000  Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                       (Terwilliger Plaza Project), 6 1/2s, 12/1/29                             BB-/P           14,700,000

Pennsylvania (5.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,700,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (UPMC Hlth. Syst.), Ser. B, MBIA, 6s, 7/1/25                             Aaa              9,417,750
                     Allegheny Cnty., Indl. Dev. Auth. Arpt.
                       Special Fac Rev. Bonds
          1,330,000    (U.S. Air, Inc.) Ser. A, 8 7/8s, 3/1/21                                  B1               1,449,700
          1,345,000    (Southwestern Arpt. Cargo Fac.), 8 3/4s, 2/15/09                         BB+/P            1,369,412
          5,035,000    (U.S. Air, Inc.) Ser. B, 8 1/2s, 3/1/21                                  B1               5,431,506
         12,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                       Ser. A, 6s, 1/15/25                                                      BB-/P           12,218,750
          5,300,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                       Hosp. Rev. Bonds (United Hosp. Inc.), Ser. A,
                       8 3/8s, 11/1/11                                                          AAA              5,468,063
          5,370,000  PA Convention Ctr. Auth. Rev. Bonds, Ser. A, FSA,
                       6 3/4s, 9/1/19                                                           Aaa              5,947,275
                     PA Econ. Dev. Fin. Auth. Qualified Res. Properties
                       Rev. Bonds
          4,400,000    (RSI Properties/Buttler LLC), Ser. A, 8s, 9/1/27                         CCC/P            4,174,500
          3,500,000    (RSI Properties/Greensburg LLC), F439 Ser. B,
                       8s, 9/1/27                                                               CCC/P            3,320,625
          4,800,000  PA Hsg. Fin. Agcy. IFB, 8.059s, 4/1/25                                     AA+              5,058,000
                     PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds
         13,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P           14,836,250
          6,250,000    (Northampton), Ser. B, 6 3/4s, 1/1/07                                    BBB-/P           6,664,062
          7,250,000    (Northampton Generating), Ser. A, 6.6s, 1/1/19                           BBB-             7,603,438
          8,900,000  PA State Higher Ed. Assistance Agcy. Student Loan,
                       Ser. A&B, 7 1/4s, 7/1/18 (acquired from 12/4/96
                       to 3/18/98, cost $9,098,120) (RES) (In default) (NON)                    CCC              2,937,000
          2,500,000  PA State Higher Ed. Assistance Agcy. Student Loan
                       IFB, AMBAC, 8.405s, 9/1/26                                               Aaa              2,931,250
          5,300,000  Philadelphia, Muni. Auth. Rev. Bonds Prerefunded,
                       Ser. C, 8 5/8s, 11/15/16                                                 Aaa              5,922,750
          4,760,000  Philadelphia, Wtr. & Wastewtr. Rev. Bonds, FGIC,
                       10s, 6/15/05                                                             Aaa              5,979,750
                     Pottsville, Hosp. Auth. Rev. Bonds (Pottsville
                       Hosp. & Warne Clinic)
          4,000,000    7s, 7/1/14                                                               BB+/P            4,510,000
          2,000,000    7 1/4s, 7/1/24                                                           BB+/P            2,277,500
                                                                                                            --------------
                                                                                                               107,517,581

Puerto Rico (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Cmnwlth. of PR, IFB, MBIA, 8.91s, 7/1/08                                   AAA              4,380,000
          3,305,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                       Ser. Z, MBIA, 6 1/4s, 7/1/12                                             Aaa              3,730,519
                     PR Elec. Pwr. Auth. Rev. Bonds
          2,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                                            Aaa              2,242,500
          7,000,000    Ser. AA, MBIA, 6s, 7/1/12                                                Aaa              7,735,000
                                                                                                            --------------
                                                                                                                18,088,019

South Carolina (2.1%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Charleston Cnty., Indl. Rev. Bonds (Zeigler
                       Coal Holding), 6.95s, 8/10/28                                            B/P             10,100,000
         12,610,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds (Stone
                       Container Corp.), 7 3/8s, 2/1/07                                         B+/P            13,319,312
         10,355,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                       Hosp.-Franciscan Sisters), 7s, 7/1/15                                    Baa1            11,015,131
          5,000,000  Spartanburg Cnty., Hosp. Fac. IFB, FSA,
                       9.303s, 4/13/22                                                          Aaa              5,756,250
                                                                                                            --------------
                                                                                                                40,190,693

Tennessee (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  McMinn Cnty., Indl. Dev. Brd. Poll. Control Rev.
                       Bonds (Newsprint Co.), 7 5/8s, 3/1/16                                    Baa1             7,912,500

Texas (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,350,000  Abilene, Health Fac. Dev. Corp. Rev. Bonds
                       (Sears Methodist Retirement), Ser. A,
                       5.9s, 11/15/25                                                           BB+/P            5,129,313
          5,000,000  Amarillo, Hlth. Fac. Corp. Rev. Bonds
                       (Sears Panhandle Retirement) Prerefunded,
                       Ser. B, 7 3/4s, 8/15/26                                                  AAA              5,925,000
                     Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Heartway Corp.)
            635,000    Ser. B, 10s, 3/1/19                                                      CCC/P               95,250
          3,765,000    Ser. A, 9 1/2s, 3/1/19                                                   CCC/P            3,586,163
          5,280,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Nancy Travis Memorial Hosp.), 10s, 5/15/13                              B/P              6,105,000
                     Dallas Cnty., G.O. Bonds (Flood Control Dist. No. 1)
         10,000,000    stepped-coupon, zero %, (8.5s, 10/1/99), 4/1/16
                       (acquired 11/18/94, cost $6,706,000) (STP) (RES)                         BB-/P           11,400,000
            500,000    zero %, 8/1/00 (acquired 3/10/99,
                       cost $442,880) (RES)                                                     BB-/P              457,205
          6,655,000  Harris Cnty., Hlth. Facs. Dev. Rev. Bonds
                       (Christus Health), Ser. A, 5 3/4s, 7/1/14                                AAA              6,804,738
         15,000,000  Houston, City G.O. Bonds, Ser. C, 7s, 3/1/08                               Aa3             17,172,300
         10,000,000  Houston, Indpt. School Dist., Ltd. G. O. Bonds,
                       Ser. A, PSFG, 4 3/4s, 2/15/26                                            Aaa              8,825,000
          3,000,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Mem. Hlth.
                       Syst. of East TX), 5.7s, 2/15/28                                         BBB              2,838,750
          5,265,000  Round Rock, Hotel Occupancy Tax Rev. Bonds
                       (Convention Ctr. Complex), 5.85s, 12/1/24                                BB/P             5,001,750
          5,135,000  San Antonio Indept. School Dist. G.O. Bonds,
                       PSFG, 6s, 8/15/09                                                        Aaa              5,532,962
          8,000,000  TX State Hsg. & Cmnty. Affairs Home Mtge. IFB,
                       Ser. C, GNMA Coll, FNMA Coll, 9.967s, 7/2/24                             AAA              9,380,000
                                                                                                            --------------
                                                                                                                88,253,431

Utah (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                       MBIA, 6 1/4s, 2/15/23                                                    Aaa              5,281,250
          5,500,000  Tooele Cnty., Poll. Control Rev. Bonds (Laidlaw
                       Environmental), Ser. A, 7.55s, 7/1/27                                    B/P              6,001,875
                                                                                                            --------------
                                                                                                                11,283,125

Virginia (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                       FGIC, 8.354s, 8/15/23                                                    Aaa              5,107,500
          2,000,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                       Hlth. Syst.), FSA, 8.988s, 8/23/27                                       Aaa              2,290,000
         10,435,000  Hopewell, Indl. Dev. Rev. Bonds (Stone
                       Container Corp.), 8 1/4s, 6/1/16                                         B/P             11,387,194
          9,010,000  Suffolk, Redev. & Hsg. Auth. Rev. Bonds
                       (Beach-Oxford Apts.), 6 1/4s, 10/1/33                                    B+/P             9,010,000
                                                                                                            --------------
                                                                                                                27,794,694

Washington (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Spokane Cnty., Indl. Dev. Corp. Solid Waste Disp.
                       Rev Bonds (Kiaser Alummin. & Chemical Corp.),
                       7.6s, 3/1/27                                                             B-/P             3,793,125
          2,600,000  WA State Hsg. Fin. Comm. Multi-Fam. Rev. Bonds
                       (Clare House Apts.), Ser. A, 5 3/4s, 7/1/30                              Aa3              2,538,250
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
          5,000,000    (Nuclear No. 3), Ser. C, MBIA, 7 1/2s, 7/1/08                            Aaa              5,950,000
          5,000,000    (Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16                            Aaa              5,975,000
          9,690,000    (Nuclear No. 2), Ser. A, FSA, 6s, 7/1/09                                 Aaa             10,513,650
          5,500,000  Washington Cnty., Hsg. & Redev. Auth. Rev. Bonds
                       (Healtheast), 5 1/2s, 11/15/27                                           BBB              4,785,000
                                                                                                            --------------
                                                                                                                33,555,025

West Virginia (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Weirton, Poll. Control Rev. Bonds (Weirton
                       Steel Corp.), 8 5/8s, 11/1/14                                            B2               4,887,500
                                                                                                            --------------
                     Total Municipal Bonds and Notes
                       (cost $1,825,688,186)                                                                $1,901,528,542

PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  Charter Mac Equity 144A Ser. A, 6.625%, cum. pfd. (NON)                                $    8,020,000
          6,000,000  MuniMae TE Bond Subsidiary, LLC 144A Ser. A, 6.875%,
                       cum. pfd.                                                                                 6,090,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $14,000,000)                                              $   14,110,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,839,688,186) (b)                                            $1,915,638,542
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,927,806,737.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      July 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at July 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,839,688,186, resulting in gross unrealized appreciation and depreciation of $104,945,565 and $28,995,209, respectively, or net unrealized appreciation of $75,950,356.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      July 31, 1999 was $199,436,387 or 10.3% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at July 31, 1999.

      The fund had the following industry group concentrations greater than 10% at July 31, 1999 (as a percentage of net assets):

          Health care         25.6%
          Transportation      14.3
          Utilities           13.2

      The fund had the following insurance concentration greater than 10% at July 31, 1999  (as a percentage of net assets):

          MBIA                11.9%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 1999
                                     Aggregate Face     Expiration  Unrealized
                        Total Value      Value             Date    Depreciation
-------------------------------------------------------------------------------
Municipal Bond
Index (Long)            $16,646,813   $17,061,374         Sep-99     $(414,561)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,839,688,186) (Note 1)    $1,915,638,542
-----------------------------------------------------------------------------------------------
Interest receivable                                                                  29,905,436
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,717,435
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        2,599,215
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,949,860,628

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                            105,750
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      8,787,509
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 4,033,649
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      4,245,450
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            2,890,282
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            891,299
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              263,748
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           59,123
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              6,487
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  666,150
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  104,444
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    22,053,891
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,927,806,737

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,948,260,099
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            710,692
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (96,699,849)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           75,535,795
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,927,806,737

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,157,919,659 divided by 81,918,713 shares)                                            $14.13
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $14.13)*                                  $14.83
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($743,456,144 divided by 52,532,226 shares)**                                            $14.15
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,738,010 divided by 193,802 shares)**                                                 $14.13
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($23,692,924 divided by 1,675,738 shares)                                                $14.14
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $14.14)***                                $14.61
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1999
Tax exempt interest income:                                                        $128,560,888

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     10,757,953
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,969,290
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        36,172
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         19,144
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,114,568
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 6,432,047
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                     9,748
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   110,651
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  74,642
-----------------------------------------------------------------------------------------------
Auditing                                                                                 59,367
-----------------------------------------------------------------------------------------------
Legal                                                                                    15,222
-----------------------------------------------------------------------------------------------
Postage                                                                                 112,873
-----------------------------------------------------------------------------------------------
Other                                                                                   349,435
-----------------------------------------------------------------------------------------------
Total expenses                                                                       22,061,112
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (182,977)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         21,878,135
-----------------------------------------------------------------------------------------------
Net investment income                                                               106,682,753
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                      4,638,513
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (2,835,520)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year              (66,831,127)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (65,028,134)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 41,654,619
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  106,682,753  $  104,808,064
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               1,802,993     (49,096,836)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           (66,831,127)     56,405,435
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 41,654,619     112,116,663
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (58,872,974)    (36,129,110)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (46,390,286)    (67,180,332)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                             (47,801)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,163,341)       (949,710)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                   (13,029,929)    (71,360,253)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (77,849,712)    (63,502,742)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,005,656,449   2,069,159,191
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $710,692 and $451,768, respectively)                                   $1,927,806,737  $2,005,656,449
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.61           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .81              .80(c)           .84              .90              .94
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.48)             .06              .52             (.10)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .33              .86             1.36              .80              .84
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.81)            (.81)            (.85)            (.89)            (.94)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.81)            (.81)            (.85)            (.89)            (.94)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.13           $14.61           $14.56           $14.05           $14.14
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.25             6.08             9.97             5.76             6.24
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,157,920         $934,747         $625,602         $540,607         $474,984
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                            .87              .88              .85              .84              .87
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.56             5.60             5.94             6.27             6.73
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              12.16            39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.62           $14.56           $14.05           $14.14           $14.24
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .74              .73(c)           .75              .80              .85
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.47)             .05              .51             (.09)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .27              .78             1.26              .71              .75
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.74)            (.72)            (.75)            (.80)            (.85)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.74)            (.72)            (.75)            (.80)            (.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.15           $14.62           $14.56           $14.05           $14.14
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               1.81             5.47             9.26             5.08             5.54
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $743,456       $1,052,827       $1,427,365       $1,421,448       $1,436,481
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                           1.37             1.53             1.50             1.50             1.51
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.03             4.95             5.30             5.62             6.10
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              12.16            39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                            Feb. 1, 1999+
operating performance                                                                                                 to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $14.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .36
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.60)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    (.24)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.36)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $14.13
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                  (1.58)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $2,738
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .83*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                2.47*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  12.16
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    For the period
Per-share                                                                                                           Dec. 29, 1994+
operating performance                                                  Year ended July 31                             to July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.61           $14.55           $14.04           $14.13           $13.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .77              .78(c)           .80              .84              .58
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.47)             .05              .51             (.08)             .70
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .30              .83             1.31              .76             1.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.77)            (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.77)            (.77)            (.80)            (.85)            (.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $14.14           $14.61           $14.55           $14.04           $14.13
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               2.01             5.84             9.64             5.44             9.69*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $23,693          $18,082          $16,192           $9,984           $2,331
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.17             1.18             1.15             1.13              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.27             5.30             5.63             5.87             3.98*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              12.16            39.62            56.22            67.70            60.41
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.



Notes to financial statements
July 31, 1999

Note 1
Significant accounting policies

Putnam Tax-Free High Yield Fund (the "fund") is a series of Putnam Tax-Free Income Trust (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in high-yielding, lower rated tax exempt securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. The fund began offering Class C shares on February 1, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares pay a higher ongoing distribution fee than class B shares, and have a one-year, 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments are stated at amortized cost, which approximates market value, and restricted securities are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains, unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1999, the fund had a capital loss carryover of approximately $81,642,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                           Expiration
--------------                           -------------
   $24,429,000                           July 31, 2003
    12,477,000                           July 31, 2004
    21,345,000                           July 31, 2006
    23,391,000                           July 31, 2007

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of defaulted bond interest, and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1999, the fund reclassified $50,573 to increase undistributed net investment income and $50,573 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount and stepped-coupon bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets; 0.55% of the next $500 million; 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1999, fund expenses were reduced by $182,977 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,729 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.70%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $109,487 and $6,465 from the sale of class A and class M shares, respectively and received $1,275,474 and $1,886 in contingent deferred sales charges from redemptions of class B and C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $33,500 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $245,071,444 and $239,849,396, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 1999 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     26,657,687       $387,542,411
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,079,752         30,232,335
-----------------------------------------------------------------------------
                                                28,737,439        417,774,746

Shares
repurchased                                    (10,805,263)      (156,947,516)
-----------------------------------------------------------------------------
Net increase                                    17,932,176       $260,827,230
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     28,069,998       $409,772,052
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,246,975         18,208,766
-----------------------------------------------------------------------------
                                                29,316,973        427,980,818

Shares
repurchased                                     (8,309,305)      (120,936,185)
-----------------------------------------------------------------------------
Net increase                                    21,007,668       $307,044,633
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      8,229,439      $ 120,037,661
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,436,882         20,945,266
-----------------------------------------------------------------------------
                                                 9,666,321        140,982,927

Shares
repurchased                                    (29,142,932)      (424,090,007)
-----------------------------------------------------------------------------
Net decrease                                   (19,476,611)     $(283,107,080)
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     10,108,105      $ 147,435,626
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,129,373         31,112,941
-----------------------------------------------------------------------------
                                                12,237,478        178,548,567

Shares
repurchased                                    (38,248,975)      (558,756,204)
-----------------------------------------------------------------------------
Net decrease                                   (26,011,497)     $(380,207,637)
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                              (commencement of operations) to
                                                                July 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        325,358         $4,723,411
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,596             22,886
-----------------------------------------------------------------------------
                                                   326,954          4,746,297

Shares
repurchased                                       (133,152)        (1,923,313)
-----------------------------------------------------------------------------
Net increase                                       193,802         $2,822,984
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        787,333        $11,482,697
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       48,082            698,515
-----------------------------------------------------------------------------
                                                   835,415         12,181,212

Shares
repurchased                                       (397,318)        (5,754,275)
-----------------------------------------------------------------------------
Net increase                                       438,097        $ 6,426,937
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        414,110         $6,023,344
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       42,097            614,641
-----------------------------------------------------------------------------
                                                   456,207          6,637,985

Shares
repurchased                                       (331,509)        (4,835,234)
-----------------------------------------------------------------------------
Net increase                                       124,698         $1,802,751
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

The fund has designated 99.5% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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